                                                                   Exhibit 10.16

     VALLINGBY                 CONTRACT OF LEASE           No. 9201-152
     Kontorshotell        for premises in office hotel
     [Vallingby
     Office Hotel]

The undersigned have on this day entered into the following lease agreement:

------------------------------------------------------------------------------------------------------------------
Landlord:                  VIAK AB/VVB Fastigheter [= VIAK Corp./VVB Real Estate]
------------------------------------------------------------------------------------------------------------------
Tenant:                    EST Corporation [handwritten:] Nordic AB
------------------------------------------------------------------------------------------------------------------
Address                    Municipality: Stockholm                                  Block: Kontorsskylten 6
of premises:
                           ---------------------------------------------------------------------------------------
                           Street: Vallingbyplan 26
------------------------------------------------------------------------------------------------------------------
Condition and use of       Office
premises:
------------------------------------------------------------------------------------------------------------------
Size of premises:          Room No.: 316                   Floor No.:  2                 Annex: 1
                         -----------------------------------------------------------------------------------------
                           Area in m/2/:                   Floor No.:   -
                         ----------------------------------------------------------------
                           Garage space number:  -
-----------------------------------------------------------------------------------------
Equipment:                 Office furniture for . . . . st. /?/ work locations.
                         --------------------------------------------------------
                           X      Cleaning of room
                         --------------------------------------------------------

                         --------------------------------------------------------
                           General conditions on reverse side apply.
---------------------------------------------------------------------------------
Period of lease:           From: Nov. 1, 1997 incl.                                 To: Dec. 1, 1999 incl.
------------------------------------------------------------------------------------------------------------------
Period of notice:          1 month                                                  Extension: 1 mo.
------------------------------------------------------------------------------------------------------------------
Rent:                      Kronor/month: 2950.-
------------------------------------------------------------------------------------------------------------------
Index:                     Rent is escalated by 3% yearly
------------------------------------------------------------------------------------------------------------------
Value-added tax:
------------------------------------------------------------------------------------------------------------------
Payment:                   Rent is payable monthly in advance.
                           Bank giro acct.: 5750-4755  Postal giro acct.: 458  62  29-9
------------------------------------------------------------------------------------------------------------------
Other remarks:                Special conditions apply
------------------------------------------------------------------------------------------------------------------
Signature:                 Place/date: Stockholm 10/21/97                           Place/date: Stockholm 10/-/97
                         -----------------------------------------------------------------------------------------
                           Landlord:                                                Tenant:
                           VIAK AB/Vallingby Kontorshotell                          EST Corp.
                           [=VIAK Corp./Vallingby                                   [Signed:]  Johan Skyle /?/
                           Office Hotel]                                            [handwritten:]
                           [Signed:] Stig Johansson                                 Johan Skyle /?/
                           Stig Johansson/Vivianne Sandgren                         [handwritten:]
                           Chief of Real Estate                                     VD EST Corp. Nordic AB
------------------------------------------------------------------------------------------------------------------

FRAVAN2.xls                                              October 29, 1997 09:68

[Translator's note:  It is possible that the handwritten letters which appear
 -----------------
to be "VD" in the faxed copy of the Swedish text are intended to be "VP," as in contract No. 9201-151.]

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STATE OF NEW YORK   )
                    )
COUNTY OF BRONX     )

                            CERTIFICATE OF ACCURACY
                            -----------------------


     I, Alexander Schwartz, hereby certify:

     that I am a translator of the Swedish and English languages;

     that I translated the attached documents* from Swedish into English;

     that I reviewed this translation and

     that the English version attached hereto is a true, accurate, and complete rendition of the Swedish documents.


*Two contacts of lease between Vallingby Kontorshotell and EST Corp.


     Sworn and subscribed to before me, Notary Public, on this 28th day of December, 1999.



                                        ___________________________________
                                        Alexander Schwartz



                                        __________________________________
                                        Notary Public